LOAN AGREEMENT

         AGREEMENT made as of the 2nd day of March, 2001, by and between Tengtu International Corp., a Delaware corporation ("Debtor"), and Orion Capital Incorporated, a corporation organized under the laws of Ontario ("Creditor").

                              W I T N E S S E T H :
                               -------------------

         WHEREAS, Debtor and Creditor entered into an Amended Loan Agreement dated December 21, 2000 pursuant to which, among other things, Creditor loaned Debtor the principal sum of U.S.$1,004,743.93 and Debtor issued Creditor warrants to purchase 670,000 shares of Debtor's common stock; and

         WHEREAS, Debtor and Creditor desire to enter into an additional loan agreement pursuant to which Creditor will lend Debtor an additional U.S.$1,000,000.00 on the terms and conditions set forth herein,

         NOW, THEREFORE, in consideration of mutual covenants and promises contained in this agreement, Debtor and Creditor agree:

1. LOAN AGREEMENT. On the terms and subject to the conditions set forth in this Agreement, Creditor shall loan to Debtor, and Debtor shall borrow from Creditor, an aggregate amount equal to the sum of U.S.$1,000,000.00 (the "Loan").

2. LOAN TERMS. In connection with the Loan, Debtor shall duly execute and deliver to Creditor a Convertible Promissory Note, convertible into shares (the "Conversion Shares") of the Company's $0.01 par value per share common stock (the "Common Stock") in the form, set forth in Exhibit A hereto (the "Note").

3.         REPRESENTATIONS AND WARRANTIES.
           ------------------------------

(A) Debtor hereby represents and warrants to Creditor as follows:

         (1) ORGANIZATION. Debtor is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Debtor has full corporate power and authority to execute and deliver this Agreement and the Note, Warrant (as defined in Section 4 below), Registration Rights Agreement and the other documents, instruments and agreements entered into in connection herewith (together with the Note, the Warrant, and the Registration Rights Agreement, the "Operative Agreements") and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

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         (2) AUTHORITY; DUE AUTHORIZATION. The execution and delivery by Debtor of this Agreement and the Operative Agreements, and the performance by Debtor of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Debtor, no other corporate action on the part of Debtor or its respective shareholders being necessary. Each of the Operative Agreements has been duly and validly executed and delivered by Debtor and constitutes, and upon delivery by Debtor of the Note, Warrant, and Registration Rights Agreement, the Note, Warrant and Registration Rights Agreement will constitute, legal, valid and binding obligations of Debtor enforceable against Debtor in accordance with their terms.

         (3) NO CONFLICTS. The execution and delivery by Debtor of this Agreement do not, and the execution and delivery by Debtor of the Operative Documents, the performance by Debtor of its obligations under this Agreement, the Operative Documents and the consummation of the transactions contemplated hereby or thereby will not:

         (I) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter document) of Debtor;

         (II) conflict with or result in a violation or breach of any term or provision of any law or order applicable to Debtor or any of its assets and properties; or

         (III) (a) conflict with or result in a violation or breach of, (b) constitute (with or without notice or lapse of time or both) a default under,
(c) require Debtor or any other person or entity to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (d) result in the creation or imposition of any lien upon Debtor or any of its assets or properties under, any contract or license to which Debtor is a party or by which any of its assets and properties is bound.

         (4) NOTE. Except as set forth in the Schedule of Exceptions annexed hereto as Exhibit C, the issuance of the Note is not subject to any preemptive rights or rights of first refusal under the Delaware General Corporation Law or otherwise created by Debtor. The Conversion Shares issuable upon conversion of the Note have been duly and validly reserved for issuance and are not subject to any preemptive rights or rights of first refusal under the Delaware General Corporation Law or otherwise created by the Company, and when issued upon conversion of the Note in accordance with its terms such shares will be duly authorized, validly issued, fully paid and nonassessable.

         (5) WARRANT. Except as set forth in the Schedule of Exceptions annexed hereto as Exhibit C, the issuance of the Warrant is not subject to any preemptive rights or rights of first

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refusal under the Delaware General Corporation Law or otherwise created by
Debtor. The shares of Debtors Common Stock issuable upon exercise of the Warrant have been duly and validly reserved for issuance and are not subject to any preemptive rights or rights of first refusal under the Delaware General Corporation Law or otherwise created by the Company, and when issued upon exercise of the Warrant in accordance with its terms such shares will be duly authorized, validly issued, fully paid and nonassessable.

         (6) REPORTING COMPANY STATUS. Debtor is a "Reporting Issuer" as defined in Rule 902(i) of Regulation S and will cause all the materials required to be filed by it pursuant to Section 13(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") to be filed with the United States Securities and Exchange Commission for a period of at least three months following the completion of the Offering. The Common Stock is a class of securities registered under Section 12(g) of the Exchange Act, and Debtor has filed all reports and documents required to be filed pursuant to the Exchange Act for a period of at least 12 months preceding the date hereof, or such shorter period as it has been required to do so. All documents filed by Debtor with the United States Securities and Exchange Commission pursuant to the Exchange Act for its most recent full fiscal year and subsequent thereto are available from Debtor and should be reviewed by Creditor.

         (7) Debtor has not offered any of the Common Stock covered by this Agreement to any persons in the United States nor to any U.S. person, as defined in Rule 902(k) of Regulation S, nor to any identifiable group or groups of U.S. citizens in the United States or abroad.

         (8) FINANCIAL STATEMENTS; CHANGES. Creditor acknowledges that it has reviewed Debtor's financial statements contained in its Form 10-Q filed with the Securities and Exchange Commission for the quarter ended December 31, 2000. Since December 31, 2000 there are no material liabilities known to Debtor which are not disclosed in said financial statements or the notes thereto. Since December 31, 2000 (except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto), there has been no material adverse change in the assets, liabilities, financial condition or business of Debtor, the effect of which has not in any case or in the aggregate been materially adverse. Since that date Debtor has not authorized, agreed to pay or paid any dividends or made any other payments of a material amount other than in the ordinary course of business.

(B) Creditor hereby represents and warrants to Debtor as follows:

         (1) PURCHASE FOR OWN ACCOUNT. The Note to be purchased by the Creditor hereunder, the Conversion Shares to be issued upon conversion of the Note, the Warrant and the Common Stock to be issued upon exercise of the Warrant (collectively the "Securities")

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will be acquired for investment for Creditor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same. Creditor also represents that Creditor was not formed for the purpose of investing in Regulation S securities or formed for the purpose of investing in the Securities. Creditor is not registered as an issuer under the Securities Act of 1933, as amended (the "1933 Act") and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

         (2) STATUS AS A NON-U.S. COMPANY. No offer to enter into this Agreement has been made by Debtor to Creditor in the United States. At the times of the offer and execution of this Agreement Creditor, and all of its 10% or more equity owners, were located and resided outside the United States.

         (3) NO DIRECTED SELLING EFFORTS. To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the 1933 Act, and the Securities are being purchased for investment purposes by Creditor. Creditor agrees that all resales of the Securities shall be made in compliance with the provisions of Regulation S and any other applicable provisions of the 1933 Act.

         (4) ACCREDITED CREDITOR STATUS. The Creditor is an "accredited investor" within the meaning of Rule 502 of Regulation D promulgated under the 1933 Act.

         (5) REGULATION S LIMITATIONS ON DISPOSITIONS. The undersigned agrees to resell Units purchased in this offering only in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act. Creditor acknowledges that the Securities have not been registered under the 1933 Act or qualified under state securities laws of the United States and that the transferability hereof and thereof within the jurisdiction of the United States is restricted by the 1933 Act as well as such state laws. Creditor acknowledges that the Securities are being sold in reliance upon the transaction exemption afforded by Regulation S in connection with an offshore offer and sale of securities of Debtor not within or subject to the jurisdiction of the United States markets. Creditor acknowledges it has received a copy of Regulation S, is familiar with and understands the terms thereof, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

Creditor acknowledges that if any transfer of the Securities is proposed to be made in reliance upon an exemption under the 1933 Act, Debtor may require an opinion of counsel

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satisfactory to Debtor that such transfer may be made pursuant to an applicable exemption under the 1933 Act. Creditor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Common Stock:


                     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN ACCORDANCE WITH REGULATION S OF THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM
                     REGISTRATION.

         (6) NO GENERAL SOLICITATION. Creditor has not received any general solicitation or advertising regarding the offering of the Securities or this Agreement.

4.         COVENANTS.

(1) WARRANT. If at the end of the term of the Loan, or on a date prior to the end of the term of the Loan on which Debtor prepays the entire outstanding principal and interest amounts, Creditor has not converted any of the Loan into Common Stock, in consideration of Creditor's funding of the Loan, Debtor shall issue to Creditor a Warrant purchase 667,000 shares of Common Stock in the form annexed hereto as Exhibit B. The exercise price of the Warrant shall be U.S.$.30 per share and it shall be exercisable for a period of five (5) years from the date of issuance. Creditor's conversion of any portion of the Note shall result in a forfeiture of the right to receive the Warrant.

5. REGISTRATION RIGHTS. Creditor shall have registration rights with respect to the Conversion Shares and the Common Stock into which the Warrant is exercisable as set forth in the Registration Rights Agreement annexed hereto as Exhibit D.

6.       GENERAL.

         (1)   ASSIGNABILITY. This Agreement may be assigned by Creditor only.

         (2) GOVERNING LAW; JURSIDICTION. Any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the State of New York. The

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               Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Note, the Warrant or the Registration Rights Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Note, the Warrant or the Registration Rights Agreement in any court referred to above. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.


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         (3)   COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (4) HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (5) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         (6) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, or prevent that party thereafter from enforcing each and every other provision of this Agreement.

         (7) NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

               If to Debtor:

               Tengtu International Corp.
               206-5050 Kingsway
               Burnaby, B.C. Canada V5H 4H2

               Attention: Pak Kwan Cheung
               Facsimile No.: 604-439-9869

               and to

               Hecht & Associates, P.C.
               60 East 42nd Street, Suite 5101
               New York, NY 10165-5101

               Attention: Charles J. Hecht, Esq.
               Facsimile No: 212-490-3263

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               If to Creditor:

               Orion Capital Incorporated
               Sherway Executive Center
               310 North Queen Street
               Suite 103N
               Etobicoke, Ontario M9C 5K4
               Canada

               Attention: William Ballard
               Facsimile No.: 416-620-7279


Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the __ day of March, 2001.

DEBTOR

TENGTU INTERNATIONAL CORP.


By:
   ----------------------------------

Name:     PAK KWAN CHEUNG
     --------------------------------

Title:       CHIEF EXECUTIVE OFFICER
       ------------------------------


CREDITOR

ORION CAPITAL, INCORPORATED



By:
   ----------------------------------

Name:      WILLIAM BALLARD
     --------------------------------

Title:
       ------------------------------





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